Taxes - Additional information (Details) - USD ($)	6 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Sep. 30, 2018
Taxes
Corporate income tax at a statutory rate	25.00%	25.00%
Net income exempt from income tax	$ 1,500,000	$ 1,690,000
Tax savings from tax break	$ 373,043	$ 421,437
Per share effect of the tax exemption	$ 0.03	$ 0.04
Cumulative net operating loss	$ 606,000		$ 602,000
Valuation allowance	$ 151,459		$ 150,620